Subsequent events	12 Months Ended
Jun. 30, 2026
Subsequent events
Subsequent events

Note 14 – Subsequent events

The Group has evaluated all events and transactions that occurred after June 30, 2026 up through September 18, 2026, except for those disclosed in the respective notes to these consolidated financial statements and those describe below, no other subsequent events occurred that would require recognition or disclosure in the consolidated financial statements.

In July 2026, the Board of the Group approved a bonus of $30,000 for Mr. Jinghai Jiang, in his capacity as the Company’s Chief Executive Officer, Director, and Chairman of the Board, for the Company’s fiscal year ended June 30, 2026 (the “Bonus”). The Bonus shall be satisfied through the issuance of 36,231 Class B Ordinary Shares of the Company, valued at $0.8280 per share, which was the closing price of the Company’s Class A Ordinary Shares on July 24, 2026.